CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Cavalier Homes, Inc. (the "Company") on Form 10-Q for the period ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael R. Murphy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
                 (15 U.S.C. 78m or 78o(d); and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/  MICHAEL R. MURPHY
    -------------------------------------------

Michael R. Murphy
Chief Financial Officer
November 12, 2002